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 T. ROWE PRICE
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Prime Reserve Fund, Inc.

   T. Rowe Price Prime Reserve Fund -- PLUS Class

 Supplement to prospectus dated October 1, 1999
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 Effective May 1, 2000, the footnote to Table 2 on page 4 of the Prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:

 /a/
   Effective May 1, 2000, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2002, to the extent such fees or expenses would cause the ratio of expenses to average net assets to exceed 1.00%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after April 30, 2004, or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under previous expense limitations for which T. Rowe Price may be reimbursed.
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 The date of this supplement is May 1, 2000.
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                                                                  F25-041 5/1/00